UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 20, 2007

TANGER FACTORY OUTLET CENTERS, INC.

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(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of Incorporation)	1-11986 (Commission File Number)	56-1815473 (I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408 (Address of principal executive offices) (Zip Code)
(336) 292-3010 (Registrants’ telephone number, including area code) N/A (former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange

⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Tanger Factory Outlet Centers, Inc. (“the Company”) under Item 2.02 on February 20, 2007.

Item 2.02 Results of Operations and Financial Condition

In the news release, “Tanger Reports Year End Results for 2006”, issued yesterday, February 20, 2007, by the Company, the third paragraph, first sentence, should read “FFO and net income available to common shareholders for the year ended December 31, 2006 were reduced by a $1.5 million charge, $944,000 of which occurred in the fourth quarter, for the abandonment of acquisition due diligence costs, as the company has decided it is no longer in a position to pursue the potential acquisition opportunity” rather than “FFO and net income available to common shareholders for the fourth quarter and year ended December 31, 2006 were reduced by a $1.5 million charge for abandonment…..”.

Additionally, in the section under the subheading, “In 2007 Tanger Expects Significant Growth in FFO Per Share”, the first sentence should read “Based on Tanger’s internal budgeting process, the company’s view on current market conditions, and the strength and stability of its core portfolio, Tanger currently believes its net income available to common shareholders for 2007 will be between $0.95 and $1.03 per share” rather than “between $0.87 and $0.95” as originally issued inadvertently.

A copy of the Company’s revised press release is furnished as Exhibit 99.1 to this report on Form 8-K/A. The information contained in this report on Form 8-K/A, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibits are included with this Report:

Exhibit 99.1 Revised Press release announcing the results of operations and financial condition of the Company as of and for the quarter ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2007

TANGER FACTORY OUTLET CENTERS, INC.

By: /s/ Frank C. Marchisello, Jr.
     Frank C. Marchisello, Jr.
     Executive Vice President, Chief Financial Officer & Secretary

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EXHIBIT INDEX

Exhibit No.

99.1	Revised Press release announcing the results of operations and financial condition of the Company as of and for the quarter ended December 31, 2006.